SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55725	47-4426774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-755-7451

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2018, we entered into Conversion Agreements with Transaction Data USA Inc., controlled by our President,

Anthony Ribas, Melcent Technology SRL, SoundMax Ltd., Execucorp Consulting LLC and Trevor Allen, our CEO, pursuant to which we agreed to exchange all of their outstanding Series A Preferred Stock and Series B Preferred Stock in our company for an aggregate of 4,000 shares of our newly created Series C Preferred Stock.

We also entered into an Accrued Compensation Conversion Agreement with Mr. Allen to convert his $150,000 in debt with our company into 6,000 shares of our newly created Series C Preferred Stock.

The foregoing description is intended only as a summary of the material terms of the Conversion Agreements and Accrued Compensation Conversion Agreement and is qualified in its entirety by reference to the full text of the Conversion Agreements and Accrued Compensation Conversion Agreement, copies of which are attached as Exhibits 10.1-10.6 to this Form 8-K and are hereby incorporated by reference herein.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 3.02.

These securities were issued pursuant to Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The investor represented his intention to acquire the securities for investment only and not with a view towards distribution. The investor was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising. We directed our transfer agent to issue the stock certificates with the appropriate restrictive legend affixed to the restricted stock.

Item 3.03 Material Modification of Rights of Security Holders

On April 18, 2017, pursuant to Article III of our Articles of Incorporation, our Board of Directors voted to designate a class of preferred stock entitled Series C Preferred Stock, consisting of up 10,000 shares, par value $0.001. Under the Certificate of Designation, holders of Series C Preferred Stock will participate on an equal basis per-share with holders of our common stock, Series A Preferred Stock and Series B Preferred Stock in any distribution upon winding up, dissolution, or liquidation. For so long as any shares of the Series C Preferred Stock remain issued and outstanding, the holders, voting separately as a class, shall have the right to vote on all shareholder matters equal to sixty-seven (67%) percent of the total vote.

The rights of the holders of Series C Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on April 19, 2018, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

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SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation
10.1	Conversion Agreement
10.2	Conversion Agreement
10.3	Conversion Agreement
10.4	Conversion Agreement
10.5	Conversion Agreement
10.6	Accrued Compensation Conversion Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen

President and Chief Executive Officer

Date: May 11, 2018

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